Exhibit 3.99

Translation into English

3.99 Bylaws of Telecom Infrastructure Hardware S.R.L

Formerly Global Crossing Peru S.R.L.

BYLAWS (CONSTITUTION) OF GLOBAL CROSSING

PERU S.R.L.

LIMITED LIABILITY COMPANY

IN LIMA. SAN ISIURO DISTRICT. ON THIS TWENTY-NINTH (29) DAY OF AUGUST OF TWO THOUSAND AND FIVE (2005) BEFORE ME, JAIME ALEJANDRO MURGUIA CAVERO, NOTARY PUBLIC OF THIS CITY, APPEAR

MR. GUILLERMO HESSE MARTINEZ, WHO DECLARES TO BE PERUVIAN, MARRIED, ATTORNEY; BEARER OF NATIONAL IDENTITY DOCUMENT NUMBER 07870420.

WHO DECLARES TO ACT IN REPRESENTATION OF GLOBAL CROSSING INTERNATIONAL NETWORKS LTD.

MR. JOSE ANTONIO JARAMILLO FINN, WHO DECLARES TO BE PERUVIAN, SINGLE, ATTORNEY; BEARER OF NATIONAL IDENTITY DOCUMENT NUMBER 07877832.

WHO DECLARES TO ACT IN REPRESENTATION OF SOUTH AMERICAN CROSSING HOLDINGS LTD.-

THE APPEARING PARTIES SPEAK SPANISH, PROCEED WITH LEGAL CAPACITY TO CONTRACT, FREE WILL AND KNOWLEDGE;IN WITNESS WHEREOF, I ATTEST; THE APPEARING PARTIES SUBMIT A SIGNED MINUTES, THE MINUTES HAVING BEEN READ BY THE ATTORNEY, I FILE AND RECORD IT UNDER THE CORRESPONDING ORDER NUMBER, WHICH LITERALLY READS AS FOLLOWS

MINUTES

NOTARY PUBLIC:

MAY IT BE ENTERED IN YOUR REGISTRY OF PUBLIC DEEDS THE CONSTITUTION OF A LIMITED LIABILITY COMPANY BETWEEN

GLOBAL CROSSING INTERNATIONAL NETWORKS LTD., DOMICILED AT WESSEX HOUSE, 45 REID STREET, HAMILITON HN 12, BERMUDA, A COMPANY DULY ORGANIZED AND EXISTING UNDER THE LAWS OF BERMUDA, HEREBY DULY REPRESENTED BY MR. GUILLERMO HESSE MARTINEZ, BEARER OF NATIONAL IDENTITY CARD DOCUMENT No. 07870420, DULY AUTHORIZED, ESTABLISHING ITS ADDRESS FOR THE PURPOSE OF THE CERTIFICATE HEREOF AT AVENIDA CAMINO REAL No. 390, TORRE CENTRAL, OFFICE 801, CENTRO CAMINO REAL, DISTRITO DE SAN ISIDRO, PROVINCE AND COUNTY OF LIMA; AND SOUTH AMERICAN CROSSING HOLDINGS LTD., DOMICILED AT WESSEX HOUSE, 45 REID STREET, HAMILTON HN 12 , BERMUDA, A COMPANY DULY ORGANIZED AND EXISTING UNDER THE LAWS OF BERMUDA, DULY REPRESENTED BY MR. JOSE ANTONIO JARAMILLO FINN , BEARER OF NATIONAL IDENTITY CARD NUMBER No. 07877832, DULY AUTHORIZED, ESTABLISHING ITS ADDRESS FOR THE PURPOSE OF THE CERTIFICATE HEREOF AT AVENIDA CAMINO REAL No. 390, TORRE CENTRAL, OFICINA 801, CENTRO CAMINO REAL, DISTRITO DE SAN ISIDRO, PROVINCE AND COUNTY OF LIMA:

UNDER THE FOLLOWING TERMS AND CONDITIONS:

ONE.- THE PARTIES HERETO HAVE RESOLVED TO FORM SIMULTANEOUSLY, AS IT IS DONE BY MEANS OF THIS DOCUMENT, A LIMITED LIABILITY COMPANY, HEREINAFTER REFERRED TO AS GLOBAL CROSSING PERU S.R.L.

WHICH SHALL BE GOVERNED BY ITS OPERATING AGREEMENT, ITS BYLAWS AND BY THE APPLICABLE LAW.

TWO.- THE CAPITAL OF THE COMPANY SHALL BE S/.3,000.00 (THREE THOUSAND AND 00/100 NUEVOS SOLES) REPRESENTED BY 3,000 (THREE THOUSAND) UNITS OF INTEREST, EACH HAVING A PAR VALUE OF S/1.00 (ONE NUEVO SOL) FULLY SUBSCRIBED FOR AND PAID, CARRYING EQUAL RIGHTS AND PRERROGATIVES.

THREE.- IT IS HEREBY CERTIFIED THAT THE CAPITAL OF THE COMPANY IS FULLY SUBSCRIBED AND PAID IN AS FOLLOWS:

GLOBAL CROSSING INTERNATIONAL NETWORKS LTD. SUBSCRIBES AND PAYS 2.999 (TWO THOUSAND, NINE HUNDRED AND NINETY NINE) UNITS OF INTEREST EACH HAVING A PAR VALUE OF S/. 1.00 (ONE NUEVO SOL), AND BETWEEN THE COMPANY THE AMOUNT OF S/. 2.999.00 (TWO THOUSAND, NINE HUNDRED AND NINETY NINE AND 00/ .100 NUEVOS SOLES). SOUTH AMERICAN CROSSING HOLDINGS LTD. SUBSCRIBES AND PAYS 1 (ONE) UNIT OF INTEREST, EACH HAVING A PAR VALUE OF S/. 1.00 (ONE NUEVO SOL), IN CASH, AND DEPOSITS WITH THE COMPANY THE AMOUNT OF S/1.00 (ONE AND 00/100 NUEVOS SOLES).

FOUR.- THE MANAGEMENT OF THE COMPANY SHALL BE VESTED IN MR. JOSE ANTONIO RIOS GARCIA, VENEZUELAN, BEARER OF PASSPORT No. 3-226-504, DOMICILED AT BRICKELL AVENUE, MIAMI, FL 33131, WHO SHALL PERFORM ANY SUCH ACTS AND ENTER INTO ANY SUCH CONTRACTS AS SET FORTH IN ARTICLE THIRTY TWO OF THE BYLAWS.

FIVE.- THE LEGAL REPRESENTATION OF THE COMPANY SHALL BE EXERCISED BY JAIME LORET DE MOLA DE LAVALLE, PERUVIAN, BEARER OF NATIONAL IDENTITY DOCUMENT No. 10803609, SANDRA LORCA VISCONTI, PERUVIAN, BEARER OF NATIONAL IDENTITY DOCUMENT No. 40390640 AND JOSE ANTONIO JARAMILLO FINN, PERUVIAN, BEARER OF NATIONAL IDENTITY DOCUMENT No. 07877832, DOMICILED AT AV. CANINO REAL No. 390, TORRE CENTRAL, OFFICE NO. 801, SAN ISIDRO, LIMA, WHO SHALL ACT INDIVIDUALLY HAVE THE POWERS CONFERRED IN THIRTY-SECOND ARTICLE OF SOCIAL BYLAWS, EXCEPT AS OTHERWISE PROVIDED IN SUBSECTIONS 1, 8, 10, 11, 12 AND 15.

SIX.- IT IS HEREBY CERTIFIED THAT GLOBAL CROSSING PERU S.R.L., ESTABLISHED BY VIRTUE OF THE DOCUMENT HEREIN, RATIFIES AND GRANTS VALIDITY TO ANY SUCH ACTS PERFORMED ON BEHALF OF THE COMPANY BEFORE ITS REGISTRATION WITH THE COMPANIES CONTROLLING AUTHORITY IN LIMA, BY JAIME LORET DF LA MOLA DE LAVALLE, PERUVIAN, BEARER OF NATIONAL IDENTITY DOCUMENT No

10803609, SANDRA LORCA V1SCONTI, PERUVIAN, BEARER OF NATIONAL IDENTITY DOCUMENT No 40390640 AND JOSE ANTONIO JARAMILLO FINN, PERUVIAN, BEARER OF NATIONAL IDENTITY DOCUMENT No. 07877832, ALL OF THEM DOMICILED AT AV. CAMINO REAL No. 390, TORRE CENTRAL, OFFICE 801, SAM ISIDRO,LIMA.-

SEVEN. – THIS COMPANY SHALL BE GOVERNED BY THE FOLLOWING BYLAWS.

BYLAWS

ARTICLE ONE

NAME, ADDRESS, PURPOSE AND TERM

SECTION 1: THE NAME OF THE COMPANY, A COMPANY DULY REGISTERED AS LIMITED LIABILITY COMPANY, IS GLOBAL CROSSING PERU S.R.L., HAVING ITS DOMICILE IN THE CITY OF LIMA, PERU, AND SHALL ESTABLISH OFFICES, BRANCHES AND AGENCIES WITHIN THE REPUBLIC OF PERU OR ABROAD.

SECTION 2: THE BUSINESS OF THE COMPANY SHALL BE TO ENGAGE IN THE ADMINISTRATION AND OPERATION OF ALL KINDS OF ASSETS, MACHINERY, EQUIPMENT AND INFRASTRUCTURE OF TELECOMMUNICATIONS AND OTHER PERSONAL AND/OR REAL PROPERTY FOR THE PROVISION OF TELECOMMUNICATION SERVICES AND ANY KIND OF SERVICES IN GENERAL, AND MAY LEASE AND RENT ALL KINDS OF ASSETS, EQUIPMENT, MACHINERY AND INFRASTRUCTURE OF TELECOMMUNICATIONS AND OTHER PERSONAL AND/OR REAL PROPERTY, INCLUDING, WITHOUT LIMITATION, FIBER OPTIC CABLE, WHETHER SUBMARINE OR IN LAND, CABLE STATIONS, TELEHOUSES, TELECOMMUNICATION EQUIPMENTS AND RELAYS AND, IN GENERAL, ALL TYPES OF FACILITIES, MACHINERY, EQUIPMENT, CAPITAL ASSETS, ETC.; AS WELL AS TO GRANT ITS USE, RIGHTS OF USE, SUB-USUFRUCT AND QUASI-USUFRUCT, TO ASSIGN FULL PROPERTY RIGHTS OR AS COLLATERAL, ASSIGN ANY SUCH RIGHTS UPON THEM AND AFFECT THEM TO ANY GUARANTEE, LIENS OR ENCUMBRANCES, BEING ABLE TO ENTER INTO ANY TYPE OF AGREEMENT IN RESPECT WITH THE AFOREMENTIONED BUSINESSES,

SUCH AS SALES, EXCHANGE, LEASE, RENT, LOAN, BAILMENT, MORTGAGE, SUPPLY, SURFACE, PLEDGE, CONSIGNMENT, CHARTER, TRANSPORT, DISTRIBUTION, ALLOCATION AND/OR FINANCIAL LEASE AGREEMENTS WITH REGARD TO PERSONAL OR REAL PROPERTY, INCLUDING, WITHOUT LIMITATION, ANY LINE OF BUSINESS, CONTRACT OR AGREEMENT, WHETHER NOMINATED OR NOT, LEGALLY DESCRIBED.

FURTHERMORE, THE COMPANY MAY ENGAGE IN THE PROVISION OF ALL TYPES OF SERVICES RELATED TO TELECOMMUNICATIONS IN GENERAL, SUCH AS NATIONAL AND INTERNATIONAL LONG DISTANCE CARRIER SERVICES, LOCAL CARRIER, TRANSMISSION OF VOICE SERVICES, VIDEO, DATA AND INFORMATION IN GENERAL, OPERATING AND MAINTENANCE SERVICES, TELESERVICES, AND END USERS SERVICES, CARRIER SERVICES IN GENERAL, BROADCASTING SERVICES, ADDED VALUE SERVICES AND, IN GENERAL, ALL KINDS OF TELECOMMUNICATION SERVICES, WHETHER PUBLIC OR PRIVATE, WIRED OR WIRELESS. BESIDES, THE COMPANY SHALL PERFORM ANY OTHER ACTIVITY IN CONNECTION WITH THE TELECOMMUNICATIONS SECTOR, AND MAKE INVESTMENTS IN COMPANIES ENGAGED IN TELECOMMUNICATIONS, OPERATE, MANAGE, AND RUN ASSETS AND INFRASTRUCTURE IN CONNECTION WITH COMMUNICATIONS, SUCH AS SUBMARINE CABLE SYSTEMS, CABLE STATIONS, AIR NETWORKS AND CIRCUITS, ETC. LIKEWISE, THE COMPANY MAY ENGAGE IN THE MANUFACTURE, IMPORT, EXPORT, INSTALLATION, REPAIR, MAINTENANCE, MARKETING, DISTRIBUTION, LEASE, PURCHASE AND SELL TELECOMMUNICATION EQUIPMENT. IN ADDITION, THE COMPANY MAY PROVIDE TECHNICAL ADVICE AND ASSISTANCE, OPERATION, INSTALLATION, START-UP, ADMINISTRATION AND ANY TYPE OF SERVICES FOR ALL KINDS OF TELECOMMUNICATION SYSTEM OR THEIR USERS.

FOR THE FURTHERANCE OF ITS PURPOSE, THE COMPANY IS ENTITLED TO CONSTITUTE, PURCHASE OR MERGE WITH DIFFERENT COMPANIES, INSTITUTIONS, FOUNDATIONS, CORPORATIONS OR ASSOCIATIONS OF ANY KIND OR NATURE, DIRECTLY OR WITH THIRD PARTIES, IN PERU AND ABROAD. THE COMPANY MAY ALSO MAKE CAPITAL INVESTMENTS IN ANY TYPE OF INTANGIBLE PROPERTY AND RELATED INVESTMENTS, INCLUDING WITHOUT LIMITATION, SHARES OF STOCK, HOLDINGS, BONDS, DEBENTURES, UNITS OF INTERESTS OR RIGHTS IN ANY COMPANY, AND ANY OTHER TYPE OF INCOME SECURITIES AND THE ADMINISTRATION THEREOF. ALWAYS ACTING WITHIN THE SCOPE OF LIMITATIONS DETERMINED BY THE MEMBERS AT A MEMBERS ANNUAL GENERAL MEETING.

THE COMPANY MAY ALSO ENGAGE IN ANY OTHER ACTIVITY PERMITTED TO THIS TYPE OF COMPANIES IN CONFORMITY WITH THE PERUVIAN LAWS, AND IN ORDER TO ACHIEVE ITS PURPOSES, THE COMPANY MAY PERFORM ANY SUCH ACTS AND INTER INTO ANY SUCH CONTRACTS THAT DIRECTLY OR INDIRECTLY WERE NECESSARY TO ACHIEVE THE PROPER DEVELOPMENT OF THE COMPANY.

SECTION 3: THE TERM OF BUSINESS SHALL BE INDEFINITE, FROM THE DATE OF EXECUTION OF THE OPERATING AGREEMENT WHICH ORIGINATED THE PRESENT MINUTES.

ARTICLE TWO

CAPITAL AND OWNERSHIP INTEREST

SECTION 4: THE CAPITAL OF THE COMPANY SHALL BE S/.3,000.00 (THREE THOUSAND AND 00/100 NUEVOS SOLES), REPRESENTED BY 3,000 (THREE THOUSAND) UNITS OF INTEREST IN EQUAL AND INDIVISIBLE PARTS, HAVING A PAR VALUE OF S/. 1.00 (ONE NUEVO SOL) EACH, FULLY SUBSCRIBED FOR AND PAID.

SECTION 5: THE UNITS OF INTEREST CORRESPONDING TO ONE MEMBER MAY BE REPRESENTED BY ONE OR MORE PERSONS.

SECTION 6: THE MEMBERS SHALL HAVE AN ABSOLUTE PREFERENCE RIGHT TO ACQUIRE CONSECUTIVE EQUITY CAPITAL INCREASE ON A PRO RATA BASIS OF THEIR HOLDINGS, UPON APPROVAL OF A CAPITAL INCREASE BY THE MEMBERS AT A MEMBERS ANNUAL GENERAL MEETING.

THE TERM WITHIN WHICH MEMBERS MAY EXERCISE THEIR PREFERENCE RIGHT. UPON EXPIRATION OF THE TERM TO EXERCISE PREFERENCE RIGHTS BY MEMBERS, AND IN THE EVENT THAT A NUMBER OF UNITS OF INTERESTS HAS NOT BEEN SUBSCRIBED FOR BY MEMBERS, THE MEMBERS WHO HAVE FULLY EXERCISED SUCH RIGHTS MAY EXERCISE THEIR OVERSUBSCRIPTION RIGHTS IN PROPORTION TO THEIR CAPITAL INTEREST. THE COMPANY SHALL NOTIFY THE TIME TO EXERCISE THE PREFERENCE RIGHTS BY WRITTEN NOTICE WHICH SHALL BE DELIVER TO EACH MEMBER. UPON EXPIRATION OF THE TERM TO EXERCISE THE PREFERENCE RIGHTS BY MEMBERS, AND IN THE EVENT THAT A NUMBER OF UNITS OF INTERESTS HAS NOT BEEN SUBSCRIBED FOR BY MEMBERS, SUCH UNITS OF INTERESTS MAY BE OFFERED TO THIRD PARTIES BY THE COMPANY.

SECTION 7: MEMBERS WHO INTEND TO TRANSFER THEIR UNITS OF INTERESTS OR OWNERSHIP INTERESTS TO A PERSON WHO IS NOT A MEMBER, SHALL NOTIFY THE MANAGER BY WRITTEN NOTICE, WHO FROM TIME TO TIME, SHALL INFORM THE OTHER MEMBERS WITHIN TEND DAYS. MEMBERS MAY EXPRESS THEIR INTENTION TO PURCHASE SUCH UNITS OF INTERESTS WITHIN 30 (THIRTY) DAYS AFTER THE NOTIFICATION. IN THE EVENT THAT MORE THAN ONE MEMBER HAS THE INTENTION TO PURCHASE SUCH UNITS OF INTERESTS, THEY SHALL BE DISTRIBUTED AMONG ALL THE MEMBERS ON A PRO RATA BASIS OF THEIR SHARE OWNERSHIP. NON-EXERCISE OF SUCH RIGHT BY ANY MEMBER SHALL GIVE THE COMPANY THE RIGHT TO PURCHASE SUCH UNITS OF INTERESTS TO BE REDEEMED, WITH THE SUBSEQUENT REDUCTION OF THE COMPANY CAPITAL. UPON EXPIRATION OF THE TERM AND IN THE EVENT THAT SUCH PREFERENCE RIGHT HAS NOT BEEN EXERCISED, MEMBERS SHALL FREELY TRANSFER THEIR UNITS OF INTERESTS AS THEY DEEM APPROPRIATE, EXCEPT IF A MEETING HAS BEEN CALLED TO DECIDE THE COMPANY’S PURCHASE OF SUCH UNITS OF INTERESTS. IN THE EVENT THAT THE COMPANY HAS NOT DECIDED TO PURCHASE SUCH UNITS OF INTERESTS AT THE DATE OF THE MEMBERS’ MEETING, MEMBERS MAY UNDERTAKE TO TRANSFER SUCH UNITS OF INTERESTS.

IN ORDER TO EXERCISE THE RIGHTS GRANTED IN THIS ARTICLE, AND IN THE EVENT OF ANY DISCREPANCY REGARDING THE PURCHASE PRICE, SUCH PRICE SHALL BE FIXED BY 3 (THREE) EXPERT APPRAISERS APPOINTED AND PAID BY THE PARTIES INTERESTED IN THE INTERESTS TRANSFER.

IN THE EVENT OF FAILURE TO FIX A PRICE, IT SHALL BE SET FORTH BY A JUDGE IN A SUMMARY PROCEDURE.

ANY TRANSFER OF UNITS OF INTEREST TO A PERSON OTHER THAN MEMBERS WHICH DOES NOT COMPLY WITH THE PROVISIONS SET FORTH HEREIN, SHALL BE NULL AND VOID, UNLESS SUCH TRANSFER OF UNITS OF INTEREST BENEFITS ANY AFFILIATED OR SUBSIDIARY COMPANY, IN WHICH CASE THE PROVISIONS SET FORTH IN THIS ARTICLE SHALL NOT APPLY, AND A SIMPLE NOTICE BEING DEEMED SUFFICCIENT FOR THIS PURPOSE.

SECTION 8: THE TRANSFER OF UNITS OF INTERESTS SHALL BE DULY EXECUTED BY VIRTUE OF A PUBLIC DEED WHICH SHALL BE REGISTERED WITH THE COMPANIES CONTROLLING AUTHORITY IN LIMA.

SECTION 9: ANY PURCHASE OF UNITS OF INTERESTS SHALL BE NOTIFIED BY THE BUYER BY WRITTEN NOTICE SERVED TO THE COMPANY, WHICH SHALL INDICATE THE NAME, MARITAL STATUS, NATIONALITY AND ADDRESS OF THE BUYER. FAILURE TO COMPLY WITH THE ABOVEMENTIONED PROVISION, THE BUYER SHALL NOT EXERCISE ANY SUCH RIGHTS IN THE COMPANY THAT ARISES OUT OF THOSE UNITS OF INTERESTS.

ARTICLE THREE

GOVERNING BODIES-

SECTION TEN: THE ADMINISTRATION OF THE COMPANY SHALL BE VESTED IN

1. MEMBERS ANNUAL GENERAL MEETING.

2. THE MANAGEMENT.

ARTICLE FOUR

MEMBERS ANNUAL GENERAL MEETING

SECTION 11: IF THE QUORUM IS PRESENT AT A DULY CALLED MEETING, MEMBERS SHALL RESOLVE ANY SUCH MATTER UNDER THEIR AUTHORITY. ALL MEMBERS, INCLUDING DISSIDENT MEMBERS OR THOSE WHO WERE NOT PRESENT AT THE MEETING ARE BOUND TO FOLLOW THE RESOLUTIONS DULY ADOPTED BY THE MEMBERS AT THE ANNUAL GENERAL MEETING.-

SECTION 12: THE COMPANY SHALL HOLD AN ANNUAL GENERAL MEETING AT THE REGISTERED OFFICE OR AT SUCH PLACE AS MAY BE DETERMINED BY THE CALL FOR THE MEETING, WHICH MAY BE WITHIN OR OUTSIDE THE PRINCIPAL

PLACE OF BUSINESS. THE MEMBERS ANNUAL GENERAL MEETING IS THE SUPREME BODY OF THE COMPANY AND IS FORMED BY MEMBERS WHO, PURSUANT TO THE LAW AND THIS BYLAWS, ARE ENTITLED TO CAST A VOTE AT THE MEETINGS. BUSINESS TRANSACTED AT ANY MEETING OF MEMBERS SHALL BE LIMITED TO THE PURPOSES STATED IN THE NOTICE, EXCEPT FOR THE PROVISIONS SET FORTH IN ARTICLE 18 OF THIS BYLAWS.

SECTION 13: A SPECIAL MEETING SHALL BE HELD EVERY CALENDAR YEAR WITHIN THREE MONTHS AFTER THE CLOSING OF THE FISCAL YEAR. THE MANAGER SHALL CALL FOR A SPECIAL MEETING WITHIN SUCH PERIOD.

SECTION 14: THE PURPOSES OF SPECIAL MEETINGS SHALL BE TO:

1. ADOPT OR REJECT THE MANAGEMENT, DECIDE ON THE MANAGEMENT AND THE ACCOUNTING PROFIT OR LOSS OF THE PREVIOUS FISCAL YEAR EXPRESSED IN THE FINANCIAL STATEMENTS, THE ACCOUNTS AND THE BALANCE SHEET.

2. PROVIDE FOR THE DISTRIBUTION OF PROFITS, IF ANY.

3. APPOINT AUDITORS, IF APPROPRIATE.

4. TRANSACT AND RESOLVE ANY BUSINESS UNDER THEIR AUTHORITY IN CONFORMITY WITH THE BYLAWS AND ON ANY OTHER ITEM ESTABLISHED IN THE AGENDA OF SUCH MEETING.

SECTION 15: THE PURPOSES OF THE MEMBERS ANNUAL GENERAL MEETING SHALL BE TO:

1. MODIFY THE BYLAWS OF THE COMPANY.

2. INCREASE OR REDUCE THE CAPITAL.

3. ISSUE BONDS, DEBT SECURITIES, INCLUDING DEBENTURES AND COMPANY’S BONDS, WITHIN THE SCOPE OF THE APPLICABLE LAW.

4. PROVIDE FOR THE EXCLUSION OF MEMBERS.

5. AUTHORIZE INQUIRIES, AUDITING AND BALANCE SHEETS

6. CHANGE, MERGE, SPIN-OFF, REORGANIZE, DERERISTER

7. APPOINT OR DISMISS MANAGERS AND OTHER EXECUTIVE OFFICERS OF THE COMPANY, DETERMINE THEIR OBLIGATIONS AND FEES, GRANT OR REVOKE THEIR POWERS WITH THE AUTHORITY THEY DEEM APPROPRIATE. FURTHERMORE, IT SHALL APPOINT THE AGENTS OF THE COMPANY.

8. GRANT, WITHOUT LIMITATIONS, ALL THE NECESSARY POWER OF ATTORNEYS AS THEY THINK FIT.

9. TRANSACT ANY TYPE OF BUSINESSES.

10. MANAGE OPERATIONS AND FINANCIAL AFFAIRS OF THE COMPANY, SUPERVISE THE OPERATION OF THE COMPANY, AND PROVIDE FOR THE BYLAWS AS THEY DEEM APPROPRIATE.

11. SET UP ANY BRANCHES, AGENCIES, AND OFFICES AS THEY THINK FIT.

12. CONSIDER ANY OTHER ISSUE IF REQUIRED BY THE COMPANY INTERESTS; ADOPT RESOLUTIONS IN THOSE MATTERS REQUIRED BY LAW, AND ANY OTHER BUSINESS TO BE TRANSACTED AT SUCH MEETING.

SECTION 16: MANAGERS SHALL CALL FOR A MEMBER ANNUAL GENERAL MEETING WHEN THEY CONSIDER IT AS APPROPRIATE FOR THE COMPANY’S INTERESTS, OR UPON NOTARIAL REQUEST BY MEMBERS REPRESENTING NO LESS THAN 20% OF THE UNITS OF INTERESTS SUBSCRIBED. SUCH REQUEST SHALL STATE THE PURPOSE OF THE MEETING. IN SUCH CASE, THE MEETING SHALL BE CALLED WITHIN 30 (THIRTY) DAYS AFTER THE REQUEST FOR SUCH MEETING.

SECTION 17: THE MEMBERS ANNUAL GENERAL MEETING SHALL BE CALLED BY THE MANAGERS BY NOTICE THAT SHALL BE DELIVERED BY POST NOTICE, FACSIMILE, E-MAIL OR ANY OTHER FORM OF COMMUNICATION WITH PROOF OF RECEIPT, ADDRESSED TO MEMBERS AT THEIR ADDRESS OR AT THE ADDRESS AS THE SAME APPEARS ON THE RECORDS OF THE COMPANY. SUCH NOTICE SHALL STATE THE PLACE, DATE, AND TIME OF THE MEETING, AND SUBJECTS TO DEAL WITH.

SECTION 18: NOTWITHSTANDING THE PROVISIONS SET FORTH IN THE ARTICLES ABOVE, THE ANNUAL GENERAL MEETING SHALL BE DECLARED DULY ESTABLISHED PROVIDED THAT MEMBERS REPRESENTING ALL THE UNITS OR INTERESTS ARE PRESENT AND THE RESOLUTION TO HOLD SUCH MEETING TOGETHER WITH THE AGENDA TO BE TRANSACTED ARE UNANIMOUSLY APPROVED.

ARTICLE 19: OWNERS OF UNITS OF INTEREST ARE ENTITLED TO PARTICIPATE AT THE ANNUAL GENERAL MEETING. ADDITIONALLY, UPON THE COMPANY’S CALL, THE COMPANY’S MANAGERS AND AGENTS MAY PARTICIPATE AT THE ANNUAL GENERAL MEETING AND NEED NOT BE MEMBERS, WHO ARE ALLOWED TO SPEAK WITHOUT VOTING RIGHTS. SUBJECT TO THE SAME LIMITATION, THE COMPANY MAY INVITE ITS EXECUTIVE OFFICER, CONSULTANTS AND TECHNICIANS AT THE COMPANY’S SERVICE, AS WELL AS ANYONE WHO MIGHT HAVE AN INTEREST IN THE GOOD RUNNING OF THE CORPORATE BUSINESS.

SECTION 20: MEMBERS ENTITLED TO PARTICIPATE IN THE ANNUAL GENERAL MEETINGS SUBJECT TO THE PREVIOUS SECTION, MAY BE REPRESENTED BY PROXY, WHO SHALL BE MEMBER OR NOT. SUCH PROXY SHALL BE GIVEN IN WRITING, AND ANY MEANS OF COMMUNICATION MAY BE USED, SUCH AS MAIL, FACSIMILE OR ELECTRONIC MEANS, AND SHALL BE ISSUED SPECIFICALLY FOR EACH MEETING, EXCEPT WHEN ISSUED BY PUBLIC DEED. SUCH PROXIES SHALL BE RECORDED NOT EARLIER THAN 24 HOURS BEFORE THE TIME FIXED FOR SUCH MEETING.

IF MEMBERS ARE COMPANIES OR CORPORATIONS, THEY SHALL BE REPRESENTED BY THEIR LEGAL REPRESENTATIVES.

SECTION 21: ANY DOCUMENT, MOTIONS AND PROJECTS RELATED TO THE PURPOSES OF THE MEETING SHALL BE KEPT IN THE COMPANY AT THE MEMBERS REQUEST ON THE DATE OF SUCH MEETING.

PRIOR OR ON THE DATE OF THE MEETING, MEMBERS MAY REQUEST ANY REPORT AND EXPLANATIONS AS THEY DEEM NECESSARY. THE MANAGERS UNDERTAKE TO FURNISH SUCH INFORMATION, UNLESS THEY CONSIDER THAT THE DISCLOSURE OF THE REQUESTED INFORMATION MAY CAUSE HARM TO THE COMPANY’S INTERESTS. THIS EXCEPTION SHALL NOT APPLY WHEN THE REQUEST IS SUPPORTED BY THE PRESENT MEMBERS AT THE MEETING WHO REPRESENT NOT LESS THAN A QUARTER OF THE PAID IN CAPITAL.

SECTION 22: WHEN AN ANNUAL GENERAL MEETING IS HELD ON THE FIRST CALL, AND PROVIDED THAT THE PURPOSE OF SUCH MEETING IS OTHER THAN THE AMENDMENT OF THE BYLAWS, INCREASE OR REDUCTION OF THE CAPITAL, BOND ISSUANCE, SALE IN ONE ACT OF ASSETS WITH A BOOK VALUE EXCEEDING 50% OF THE COMPANY CAPITAL, CONVERSION, MERGE, SPIN-OFF,

ACQUISITION, REORGANIZATION, DISSOLUTION AND LIQUIDATION OF THE COMPANY, AND IN GENERAL, ANY AMENDMENT OF THE BYLAWS, THE ATTENDANCE OF MEMBERS REPRESENTING NO LESS THAN 50% OF THE ISSUED UNITS OF INTERESTS SHALL CONSTITUTE A QUORUM.

ON THE SECOND CALL, THE ATTENDANCE OF MEMBERS REPRESENTING ANY NUMBER OF ISSUED UNITS OF INTERESTS SHALL CONSTITUTE A QUORUM.

ANY RESOLUTION ADOPTED AT THE MEETING SHALL BE VALID WITH THE AFFIRMATIVE VOTE OF THE MEMBERS REPRESENTING THE MAJORITY OF THE PRESENT UNITS OF INTERESTS AT SUCH MEETING.

SECTION 23: WHEN THE MATTERS TO BE TRANSACTED AT THE MEETING INCLUDE THE AMENDMENT OF THE BYLAWS, INCREASE OR REDUCTION OF THE CAPITAL, BOND ISSUANCE, SALE IN ONE ACT OF ASSETS WITH A BOOK VALUE EXCEEDING 50% OF THE COMPANY CAPITAL, CONVERSION, MERGE, SPIN-OFF, ACQUISITION, REORGANIZATION, DISSOLUTION AND LIQUIDATION OF THE COMPANY, AND IN GENERAL, ANY AMENDMENT OF THE BYLAWS, THE ATTENDANCE OF MEMBERS REPRESENTING NO LESS THAN TWO THIRDS OF THE ISSUED UNITS OF INTERESTS SHALL CONSTITUTE A QUORUM.

ON THE SECOND CALL, THE ATTENDANCE OF MEMBERS REPRESENTING NOT LESS THAN THREE FIFTHS OF THE ISSUED UNITS OF INTERESTS SHALL CONSTITUTE A QUORUM.

ANY RESOLUTION ADOPTED AT THE MEETING SHALL BE VALID WITH THE AFFIRMATIVE VOTE OF THE MEMBERS REPRESENTING THE MAJORITY OF THE PRESENT UNITS OF INTERESTS AT SUCH MEETING.

SECTION 24: MEMBERS AT THE MEETING SHALL APPOINT A CHAIRMAN. THE MANAGER SHALL ACT AS THE SECRETARY. IN THE ABSENCE OF THE MANAGER, THE PERSON APPOINTED BY MEMBERS AT THE MEETING AMONG ITS ATTENDING MEMBERS SHALL ACT AS SECRETARY.

SECTION 25: AT THE REQUEST OF MEMBERS REPRESENTING NO LESS THAN 25% OF THE ISSUED UNITS OF INTERESTS, SUCH ANNUAL GENERAL MEETING SHALL BE ADJOURNED ONLY ONCE, TO NO LESS THAN THREE NOR MORE THAN FIVE DAYS WITHOUT THE NEED OF NOTICE OF AN ADJOURNMENT, DECISIONS AND DELIBERATIONS OF SUCH MATTERS THEY THINK THEY ARE NOT DULY INFORMED.

SECTION 26: BEFORE THE OPENING OF THE MEETING, A LIST OF MEMBERS EXPRESSING THEIR CAPACITY AND THE AMOUNT OF UNITS OF INTERESTS OWNED SHALL BE MADE. AT THE END OF SUCH LIST, THE NUMBER OF MEMBERS IN PRESENT OR REPRESENTED BY PROXY SHALL BE DETERMINED, AS WELL AS THE PAID UP CAPITAL CORRESPONDING TO SUCH UNITS OF INTERESTS.

SECTION 27: NO MEMBER SHALL BE ENTITLED TO VOTE AT ANY MEETING WHERE THEY, ON THEIR OWN NAME OR ON BEHALF OF THIRD PARTIES, HAVE ANY CONFLICT OF INTERESTS WITH THE COMPANY.

MANAGERS AND AGENTS OF THE COMPANY ARE NOT ENTITLED TO VOTE AS MEMBERS WHEN DEALING WITH THEIR COMPENSATION AND RESPONSIBILITY ON ANY MATTER. HOWEVER, THE UNITS OF INTERESTS IN RESPECT OF WHICH THE VOTING RIGHTS CANNOT BE EXERCISED SHALL BE CONSIDERED TO CONSTITUTE A QUORUM BUT SHALL NOT BE CONSIDERED TO CONSTITUTE THE MAJORITY OF VOTE.

SECTION 28: RESOLUTIONS ADOPTED AT THE ANNUAL GENERAL MEETING SHALL BE RECORDED IN THE BOOK TO BE KEPT FOR THAT PURPOSE IN THE MANNER REQUESTED BY THE APPLICABLE LAW:

1. THE MINUTES OF EACH MEETING SHALL INDICATE THE DATE, PLACE AND TIME OF SUCH MEETING; THE NAME OF THE PERSONS ACTING AS CHAIRMAN AND SECRETARY; THE FORM AND THE RESULTS OF THE POOLS AND ANY AGREEMENT APPROVED THEREON.

2. A LIST OF MEMBERS ATTENDING THE MEETING ON THEIR OWN NAME OR ON BEHALF OF UNITS OF INTERESTS OF THIRD PARTIES SHALL BE ADDED, SPECIFYING THEIR ADDRESSES, AND, IF APPROPRIATE, THE SUPPORTING PROOF OF NOTICE GIVEN IN ACCORDANCE WITH THE APPLICABLE LAW AND THIS BYLAWS.

3. THE ATTENDING MEMBERS OR THEIR PROXIES AND SUCH PERSONS ENTITLED TO ATTEND THE ANNUAL GENERAL MEETING ARE EMPOWERED TO REQUEST THAT THEIR OPINIONS AND VOTES CASTED SHALL BE RECORDED IN THE MINUTES OF THE MEETING.

4. FAILURE TO RECORD A RESOLUTION TAKEN AT A MEETING IN THE BOOK KEPT FOR THAT PURPOSE DUE TO ANY CIRCUMSTANCE, SUCH MINUTE SHALL RECORDED IN A SPECIAL DOCUMENT, WHICH SHALL THEN BE TRANSCRIBED TO THE BOOK.

5. THE WRITING AND APPROVAL OF THE MINUTE SHALL BE MADE AT THE SAME MEETING, KEEPING RECORD OF THE PROCEEDINGS THEREIN. SUCH MINUTES SHALL BE SIGNED BY THE CHAIRMAN AND THE SECRETARY, AND BY ONE MEMBER APPOINTED FOR THAT PURPOSE.

6. THE MINUTES MAY BE SIGNED BY ANY ATTENDING MEMBER.

7. THE MINUTES OF THE MEETING HAS FULL LEGAL EFFECTS AS FROM SECTION 9: CERTIFICATIONS TO BE ENFORCEABLE AGAINST ANY AUTHORITY OR THIRD PARTIES SHALL BE ISSUED BY THE PRESIDENT.

SECTION 5

MANAGEMENT

SECTION 31: THE BUSINESS OF THE COMPANY SHALL BE MANAGED BY ONE OR MORE MANAGERS APPOINTED BY THE MEMBERS AT THE GENERAL MEETING. IT SHALL ALSO HAVE ONE OR MORE ASSISTANT MANAGERS AS THE MEMBERS AT THE ANNUAL GENERAL MEETING DEEM APPROPRIATE.

THE MANAGERS SHALL HOLD OFFICE FOR AN INDEFINITE TIME, AND MAY BE REMOVED FROM OFFICE AT ANY TIME BY THE MEMBERS AT AN ANNUAL GENERAL MEETING.

SECTION 32: NOTWITHSTANDING THE POWERS GRANTED IN ANY CASE BY THE MEMBERS AT THE GENERAL MEETING, THE MAIN DUTIES AND RESPONSIBILITIES OF THE MANAGERS ARE AS FOLLOWS:

1. TO MANAGE THE COMPANY OPERATIONS, AND IN SUCH CAPACITY, THEY MAY PERFORM ANY SUCH ACTS AND ENTER INTO ANY SUCH AGREEMENTS AS MAY BE APPROPRIATE IN FURTHERANCE OF THE PURPOSE OF THE COMPANY, INCLUDING THOSE SPECIFIED BY THE MEMBERS AT A MEMBERS ANNUAL GENERAL MEETING.

2. IN GENERAL, TO ACT ON BEHALF OF THE COMPANY BEFORE THE GOVERNMENT AND ANY OTHER AUTHORITY OR ADMINISTRATIVE AGENCY, SUCH AS ANY TAX OR CUSTOMS AUTHORITY, MINISTRY, OR ADMINISTRATIVE SECTOR, MUNICIPALITY, REGIONAL AUTHORITY, POLICE, MILITAR OR NAVAL AUTHORITY OR ANY OTHER NATIONAL AUTHORITY OR AGENCY, AS WELL AS BEFORE ANY NATURAL PERSON OR LEGAL ENTITY, WHETHER PUBLIC OR PRIVATE.

3. TO ACT IN THEIR CAPACITY ON BEHALF OF THE COMPANY AS THE LEGAL AND COMMERCIAL REPRESENTATIVE, INCLUDING THE GENERAL POWERS CONFERRED BY THE DUTIES AND POWERS GRANTED BY THE COMPANY FOR ANY JUDICIAL PROCEEDING, INCLUDING NON-CONTESTED PROCEEDINGS, AND MAY EXERCISE ANY RIGHTS, OBLIGATIONS AND GENERAL POWERS SET FORTH IN THE CODE OF CIVIL PROCEDURE, SECTION 4, EMPOWERING THEM TO PERFORM ANY SUCH ACTS AS REQUIRED BY THE PROCEEDINGS.-

4. SIMILARLY, THE MANAGERS SHALL ALSO BE VESTED WITH SPECIAL POWERS SUBJECT TO THE CODE OF CIVIL PROCEDURE, SECTION 75. THEREFORE, MANAGERS SHALL PERFORM ANY ACTS OF DISPOSITION OF SUBSTANTIVE RIGHTS PURSUANT TO THE ABOVE SECTION FOR AND ON BEHALF OF THE COMPANY, SUCH AS THOSE ACTS WITH REGARD TO THE LEGAL PROCEEDING, INCLUDING THOSE ACTS AIMED AT THE ENFORCEMENT OF THE DECISION AND COLLECTION OF LEGAL EXPENSES, THE CREATION OF CREDITS OR RIGHTS AND THE OFFERING OF BONDS TO COVER LOSS AND DAMAGE WHICHEVER ITS NATURE AND AMOUNT MIGHT BE DETERMINED BY THE COURT, INCLUDING OTHER GUARANTEES. THE MANAGERS SHALL FURTHER BRING AND ANSWER COMPLAINTS, COUNTERCLAIMS, SEEK THE APPROPRIATE INJUNCTION RELIEF REGARDLESS THEIR CONDITION, TO ABANDON THE PROCESS, ACTIONS OR REQUESTS, TO ACCEPT OR ACKNOWLEDGE CLAIMS, TO RAISE PRELIMINARY DEFENSES, TO OBJECT EVIDENCE, TO FILE ANY TYPE OF OBJECTION, TO SUBMIT AND ANSWER WRITTEN

INTERROGATORIES, TO TESTIFY AS WITNESS, TO TAKE AND ADMINISTER OATHS, TO START PRELIMINARY TECHNICAL ASSESSMENT OF EVIDENCE, TO PARTICIPATE IN LAWSUITS AS A THIRD PARTY, TO FILE A MOTION FOR STAY OF PROCEEDINGS OR ANY LEGAL PROCEEDING, TO ATTEND RECONCILIATION AND CONCILIATION HEARINGS AND HEARINGS FOR THE CORRECTION OF PROCEDURAL ERRORS AND TO EXECUTE COMPROMISES AND SETTLEMENTS, TO ATTEND EVIDENTIARY HEARINGS, TO ACKNOWLEDGE AND SHOW DOCUMENTS, TO RECEIVE AND MAKE PAYMENTS EITHER IN CASH OR BY CHECK OR ANY OTHER NEGOTIABLE SECURITIES, TO COLLECT ESCROW DEPOSITS WITH THE COURT, TO REACH SETTLEMENTS, TO SUBMIT TO ARBITRATION, TO PARTICIPATE IN THE SALE OF PROPERTY OWNED BY CREDITOR IN JUDICIAL OR IN PUBLIC AUCTIONS, REPLACE OR DELEGATE THE POWERS OF ATTORNEY GRANTED BY THIS ACT IN WHOLE OR IN PART.

5. IN A SIMILAR WAY, THEY MAY REPLACE OR DELEGATE THE LEGAL PREPRESENTATION IN FAVOUR OF ONE OR MORE PERSONS TO ACT IN ANY PROCEEDINGS FOR WHICH THE LAW REQUESTS SPECIAL POWER OF ATTORNEY.

6. WITH REGARD TO LABOUR MATTERS, THEY SHALL BE VESTED WITH ALL THE NECESSARY POWERS IN ACCORDANCE WITH LAW No. 26636 OF LABOUR PROCEDURE, OR THE APLICABLE LAW; TO PARTICIPATE IN RECONCILIATIONS PROPOSED BY THE MINISTRY OF LABOUR AND EMPLOYMENT PROMOTION, AS SET FORTH IN SECTION 6 OF SUPREME DECREE NO. 002-96-TR OR THE APPLICABLE LAW, AND TO ACT ON BEHALF OF THE COMPANY IN ANY LABOUR PROCEEDINGS.

7. TO REQUEST THE INSOLVENCY AND BANKRUPCY PROCEEDINGS OF THE COMPANY OR ANY OTHER COMPANY, WITH FULL AUTHORITY TO PARTICIPATE IN THE RESPECTIVE CREDITORS’ MEETINGS.

8. TO ORGANIZE THE BYLAWS OF THE OFFICES.

9. TO USE THE COMPANY SEAL, TO ISSUE CERTIFICATIONS WITH RESPECT TO THE CONTENT OF THE COMPANY BOOKS AND RECORDS, TO SEND MAILS, CABLE COMMUNICATIONS, TELEGRAPH, TELEX, FACSIMILE, E-MAILS AND OTHER MEANS OF COMMUNICATION.

10. TO KEEP THE ACCOUNTING UP TO DATE AND CONTROL THE BOOKS, DOCUMENTS AND OPERATIONS MADE AT THE OFFICES, AND TAKE THE NECESSARY MEASURES FOR THE FURTHERANCE OF THE PROPER PERFORMANCE OF THE BUSINESS.

11. TO GIVE ACCOUNT OF THE OPERATION AND CONDITION OF THE BUSINESS OF THE COMPANY, AND TO PRESENT THE NECESSARY INFORMATION TO PREPARE THE ANNUAL REPORT AND THE FINANCIAL STATEMENTS IN DUE TIME.

12. TO ACT AS SECRETARY AT THE MEMBERS ANNUAL GENERAL MEETINGS AND KEEP THE MINUTES BOOK, AND ATTEND TO THE MEMBERS ANNUAL GENERAL MEETINGS, UNLESS THE MANAGERS OR MEMBERS AT THE MEETING DECIDE TO HOLD A PRIVATE MEETING.

13. TO ENTER INTO LABOUR AGREEMENTS, AND APPOINT AND REMOVE EMPLOYEES OF THE COMPANY LEGALLY, AND TO ENSURE INTERNAL ORDER AND APPROPRIATE PERSONNEL BEHAVIOUR.

14. TO CONTRACT INDEPENDENT EMPLOYEES TO ACT AS COUNSELORS, AND TO ENTER INTO SERVICE CONTRACT AGREEMENTS AND LABOUR CONTRACTS.

15. TO ATTEND TO THE MEMBERS ANNUAL GENERAL MEETING OR TO ANY SUCH MEETING WHERE THE COMPANY HAS OR MAY HAVE SHARES OR UNITS OF INTERESTS, ENTITLED TO VOTING RIGHTS WITH RESPECT TO SUCH SHARES OF STOCK OR UNITS OF INTERESTS.

16. TO ENTER INTO ANY CONTRACT, SUCH AS SALE AGREEMENTS, EXCHANGE, RENT, LEASE, BAILMENT, MORTGAGE, SUPPLY, SURFACE, PLEDGE, CONSIGNMENT, CHARTER, TRANSPORT, DISTRIBUTION, DONATION AND FINANCIAL LEASE AGREEMENTS WITH REGARD TO PERSONAL OR REAL PROPERTY, AS WELL AS ENTER INTO SUPPLY AGREEMENTS, BONDS, ARBITRATION AGREEMENT, LABOUR, PARTNERSHIP, INSURANCE IN ANY FORM, SALES COMMISSION, AGENCY, LICENCE AGREEMENTS, REPRESENTATION AGREEMENT AND ANY OTHER CIVIL, COMMERCIAL, ADMINISTRATIVE, TAX, BANK, LABOUR CONTRACT OR AGREEMENT, WHETHER NOMINATED OR NOT, LEGALLY DESCRIBED OR NOT, AND MAY ISSUE THE CORRESPONDING PUBLIC OR PRIVATE DOCUMENT.

17. TO CELEBRATE STORAGE AGREEMENTS IN GENERAL WAREHOUSES, AND INSURANCE AGREEMENTS.

18. TO GRANT GUARANTEES ON BEHALF OF THE COMPANY OR IN FAVOUR OF THIRD PARTIES CREATING PLEDGES OR MORTGAGES AND IN ANY CASE, TO GIVE BONDS AND OTHER GUARANTEES, AS THE CASE MAY BE.

19. TO APPOINT THE COMPANY BANK INSTITUTION WITH THE AUTHORITY TO ENTER INTO AGREEMENTS WITH SUCH ENTITIES; TO OPEN AND CLOSE BANK ACCOUNTS; TO REQUEST AND ENTER INTO AGREEMENTS TO OPEN AND CLOSE SAVINGS ACCOUNTS AND CERTIFICATES OF DEPOSIT, WHETHER IN NATIONAL OR FOREIGN CURRENCY; TO DEPOSIT, WITHDRAW AND TRANSFER FUNDS INTO OR FROM SUCH ACCOUNTS; TO CELEBRATE LOANS IN CURRENT ACCOUNTS, WITH OR WITHOUT OVERDRAFT OR ADVANCE PAYMENTS; TO ISSUE CHECKS ON CREDIT BALANCE OR IN OVERDRAFT ON THE COMPANY CURRENT ACCOUNTS, TO COLLECT AND ENDORSE CHECKS; TO DRAW, ACCEPT, REACCEPT, ENDORSE, EXTEND AND DISCOUNT BILLS OF EXCHANGE; TO ISSUE COUPONS AND PROMISSORY NOTES, ENDORSE, DISCOUNT AND EXTEND THEM; TO CELEBRATE CONTRACTS TO OPEN AND CLOSE SAVINGS ACCOUNTS AND WITHDRAW DEPOSITS, WITH OR WITHOUT GUARANTEE; TO DEPOSIT, PURCHASE, SALE AND WITHDRAW SECURITIES; TO CONTRACT LETTERS OF CREDIT FOR IMPORT OR EXPORT; TO RENT SAFES, OPEN, OPERATE AND CANCELL THEM;

TO GRANT PLEDGES AND BONDS JOINT AND SEVERALLY IN FAVOUR OF THE COMPANY; TO CONTRACT AND ENDORSE INSURANCE POLICIES; TO ACCEPT AND ENDORSE WARRANTS, BILLS OF LADING, AND CERTIFIED AIRWAY BILLS; TO MAKE DEPOSITS IN CURRENT ACCOUNTS, CONTRACT LEASINGS; MAKE, ACCEPT, ENDORSE AND DISCOUNT ADVANCE ACCOUNTS IN FOREIGN CURRENCY OR ITS EQUIVALENT NATIONAL CURRENCY; COLLECT BANK DRAFTS, ORDER CHARGES AND TRANSFERENCES INTO CURRENT ACCOUNT; REQUEST GUARANTEES, DOCUMENTARY CREDITS; AND, IN GENERAL, TO MAKE ANY TYPE OF BANK AND FINANCIAL OPERATIONS.

20. TO MANAGE ANY TYPE OF COMPANY ASSETS, BEING EMPOWERED TO COLLECT THE FUNDS OF THE COMPANY, ISSUING CANCELLATIONS AND RECEIPTS.

21. TO ORDER PAYMENTS AND COLLECTIONS.

22. TO REQUEST RECORDS OF TRADEMARKS OF FACTORIES, SERVICE, TRADENAMES AND SLOGANS, AS WELL AS ANY OTHER ITEM OF THE INTELLECTUAL PROPERTY, AND MAY ACQUIRE, TRANSFER AND ASSIGN THEM, AND GRANT OR PURCHASE SUCH ITEMS LICENSED.

23. TO ACT ON BEHALF OF THE COMPANY BEFORE ANY AND EVERY AUTHORITY OF THE REPUBLIC OF PERU IN ANY NECESSARY PROCEEDINGS AND ACTS, WITHOUT LIMITATION, IN PURSUANCE OF THE NEGOCIATION, EXECUTION AND SIGNATURE OF LEGAL STABILITY AGREEMENTS, UNDER LEGISLATIVE DECREES IN ORDER TO ENSURE ANY COMPANY INVESTMENT, WITH FULL AUTHORITY TO SUBMIT REQUESTS, ISSUE AND EXECUTE AFFIDAVITS AND EXECUTE THE LEGAL STABILITY AGREEMENT, AS WELL AS TO CONSOLIDATE AND CONDUCT PROCEEDINGS FOR THE FOREIGN INVESTMENT REGISTRY BEFORE ANY AUTHORITY.

24. TO FILE ANY TAX RETURN WITH REGARD TO THE INCOME STATEMENT OR ANY OTHER TAX, PROVIDED THAT THEY ARE BASED ON THE COMPANY BOOKS AND ACCOUNTS; TO AUTHORIZE AND SUBMIT FOR THE BALANCE SHEET AND THE PROFIT AND LOSS ACCOUNTS APPROVAL BEFORE THE TAX AUTHORITIES OR OTHER AUTHORITIES AND PUBLISH THEM WHERE NECESSARY OR WHEN REQUIRED TO DO SO, AND TO PROVIDE CLARIFICATION AND FILE CLAIMS RELATED TO SUCH FINANCIAL STATEMENTS.

25. TO ACT ON BEHALF OF THE COMPANY BEFORE ANY CUSTOMS AUTHORITY, OFFICE AND GOVERNMENT AGENCY AND THE POST OFFICE IN ANY BUSINESS CONNECTED WITH SUCH ENTITIES, WITH FULL AUTHORITY TO RECEIVE GOODS FROM CUSTOMS AND EXECUTE THE NECESSARY AFFIDAVITS AND NOTICES FOR SUCH PURPOSE; TO USE THE SERVICES OF CUSTOMS AGENTS AND TO WITHDRAW ANY LETTER, WHETHER IN RECORD OR NOT, CARRYING DECLARED DOCUMENTS OR ANY OTHER TYPE OF DOCUMENT, TELEGRAM, PARCELS, MONEY, PACKAGES, AND OTHER ITEMS AND GOODS FROM THE POST OFFICE, CABLE AND TRANSPORT OFFICES, ADDRESSED TO THE COMPANY WITHIN PERU AND ISSUING VALID RECEIPTS UPON DELIVERY.

26. TO ACT ON BEHALF OF THE COMPANY BEFORE THE TELECOMMUNICATION, INFRASTRUCTURE, INDUSTRY AND COMMERCE AUTHORITIES OR BEFORE ANY OTHER AUTHORITY, WITH FULL POWER TO REQUEST GRANTS, AUTHORIZATIONS, LICENSING AND REGISTRATION; SUBMIT BONDS, LETTERS OF CREDIT AND GUARANTEES; TO EXECUTE AFFIDAVITS, WAIVE RIGHTS; TO CONTEST RESOLUTIONS, TO FILE CLAIMS, REQUESTS FOR CONSIDERATION, APPEALS, WRIT OF CERTIORARI, ANNULMENTS, ETC.; TO EXECUTE CONCESSION AGREEMENTS, AMENDMENTS TO SUCH DOCUMENTS AND ANY OTHER DOCUMENT, AS THE CASE MAY BE.

27. TO PARTICIPATE IN ALL ACTS, MANAGEMENT, PROCEDURES AND PUBLIC OR PRIVATE TENDER BID STAGES, PUBLIC TENDER AND AUCTION; TO SUBMIT THE BACKGROUND BID AND/OR DOCUMENTS REQUESTED AT THE TENDER, TO EXECUTE AFFIDAVITS AND ANY OTHER DOCUMENT OR LETTER AND/OR ANY OTHER AFFIDAVIT REQUESTED AT THE TENDER; TO SUBMIT THE ENVELOPES AND PROPOSALS, TO GRANT BONDS, TO GENERATE, OBTAIN, ISSUE AND SUBMIT ANY DOCUMENT REQUESTED BY THE TENDER OR RELATED TO THE BID OR AUCTION, WITH FULL AUTHORITY TO EXECUTE AFFIDAVITS, AGREEMENTS AND ANY OTHER REQUIREMENT; TO EXECUTE THE NECESSARY MINUTES AND AGREEMENTS; WAIVE RIGHTS, TO CONTEST RESOLUTIONS AND PERFORM ANY OTHER ACTION, AS THE CASE MAY BE.

28. TO PERFORM ANY SUCH DUTIES IN CONFORMITY WITH THEIR POWER AND PURSUANT TO THE APPLICABLE LAW AND THIS BYLAWS, AND TO COMPLY WITH THE DUTIES VESTED ON THEM AS REQUESTED FROM TIME TO TIME BY THE COMPANY BY VIRTUE OF THE APPROPRIATE POWER OF ATTORNEY.

29. TO EXECUTE ANY PRIVATE OR PUBLIC INSTRUMENT IN ORDER TO VALIDATE ANY ACTION PERFORMED WHILE EXERCISING THE DUTIES VESTED ON THEM.

30. TO APPOINT PROXIES, AND TO DELEGATE SOME OF THE DUTIES CONTAINED IN THIS SECTION, AND ANNUL SUCH DELEGATION IN WHOLE OR IN PART, PERFORMING SUCH FUNCTIONS OR SUBSTITUTING THE PROXY, IF APPROPRIATEE.

31. TO PERFORM ANY DUTY AS CONFERRED BY THE MEMBERS AT THE ANNUAL GENERAL MEETING.

ARTICLE SIX

AMENDMENT OF THE BYLAWS, CAPITAL INCREASE AND REDUCTION

SECTION 33: ANY AMENDMENT TO THE BYLAWS SHALL BE INCLUDED IN THE CALL FOR THE ANNUAL GENERAL MEETING WITH THE ITEMS TO BE TRANSACTED AND THAT SUCH AGREEMENT BE ADOPTED BY THE MEMBERS AT THE ANNUAL GENERAL MEETING PURSUANT TO SECTION 23 OF THESE BYLAWS, SUBJECTO TO SECTION 18 HEREIN.

SECTION 34: THE AMENDMENTS CREATING NEW RESPONSIBILITIES FOR THE MEMBERS WHO VOTED AGAINST SUCH RESOLUTION.

IN CASE THE AMENDMENT CONSISTS IN THE CHANGE OF THE COMPANY ADDRESS TO ANOTHER COUNTRY, OR IN THE CHANGE OF THE COMPANY PURPOSE, OR IN THE CREATION OF RESTRICTIONS TO THE FREE TRANSFERABILITY OF THE UNITS OF INTERESTS OTHER THAN THOSE RESTRICTIONS SET FORTH IN THIS BYLAWS ON IN THE APPLICABLE LAW, OR THE CHANGE OF THE EXISTING LIMITATIONS, MEMBERS WHO HAVE EXPRESSED THEIR DISSENT TO SUCH CHANGE IN WRITING, AND MEMBERS WHO HAVE BEEN ILLEGALLY DEPRIVED TO CAST A VOTE MAY EXERCISE THEIR RIGHT TO WITHDRAW IN THE MANNER ESTABLISHED BY THE APPLICABLE LAW.

SECTION 35: ANY AGREEMENT WITH RESPECT TO THE AMENDMENT OF THE BYLAWS AND THE INCREASE OR REDUCTION OF THE CAPITAL SHALL BE SUBJECT TO THE APLICABLE LAW.

SECTION SEVEN

FINANCIAL STATEMENTS AND DIVIDENDS DISTRIBUTION

SECTION 36: THE DISTRIBUTION OF DIVIDENDS SHALL ONLY BE MADE BY VIRTUE OF THE FINANCIAL STATEMENTS PREPARED AT THE CLOSING OF A FISCAL YEAR, OR AT A CLOSING DATE FIXED UNDER SUCH CIRCUMSTANCES DETERMINED BY THE MEMBERS AT A GENERAL MEETING. MANAGERS SHALL

PREPARE THE ANNUAL REPORT AT THE END OF THE FISCAL YEAR. THE FINANCIAL STATEMENTS AND THE PROPOSAL OF DISTRIBUTION OF DIVIDENDS, IF ANY, SHALL BE CONSIDERED AND APPROVED BY MEMBERS AT AN ANNUAL GENERAL MEETING.

THE FINANCIAL STATEMENTS SHALL BE MADE AVAILABLE TO MEMBERS WITH THE MINIMUM TIME NECESSARY FOR THEIR SUBMISSION AT A SPECIAL MEETING, IN ACCORDANCE WITH THE APPLICABLE LAW.

SECTION 37: THE COMPANY ANNUAL REPORT AND THE FINANCIAL STATEMENTS SHALL BE PREPARED AND BE MADE AVAILABLE TO MEMBERS IN ACCORDANCE WITH THE GENERAL LAW OF THE FINANCIAL STATEMENTS OF THE COMPANY SHALL BE CONTROLLED BY AUDITORS WHEN THE COMPANY DOES NOT HAVE A PERMANENT AUDITING, AT THE REQUEST OF MEMBERS THAT REPRESENT NO LESS THAN 10% OF THE PAID UP UNITS OF INTERESTS, BEFORE OR DURING THE MEETING OR NO LATER THAN 30 DAYS AFTER SUCH MEETING, ON ACCOUNT OF THE COMPANY.

SECTION 38: DIVIDENDS SHALL ONLY BE PAID OUT OF THE DECLARED EARNED PROFITS, OR OUT OF UNRESTRICTED RESERVES, PROVIDED THAT THE NET WORTH BE HIGHER THAN THE PAID UP CAPITAL.

ARTICLE EIGHT

MEMBERS EXCLUSION AND WITHDRAWAL

SECTION 39: MEMBERS WHO VIOLATE THE PROVISIONS OF THIS BYLAWS, COMMIT ANY MALICIOUS ACT AGAINST THE COMPANY OR ENGAGE ON THEIR OWN NAME OR ON BEHALF OF THIRD PARTIES ON A PURPOSE SIMILAR TO THE COMPANY PURPOSE MAY BE EXCLUDED. SUCH EXCLUSION SHALL BE ADOPTED WITH THE FAVOURABLE VOTE OF THE MAJORITY OF THE UNITS OF INTERESTS, WITHOUT CONSIDERING THE MEMBER WHOSE EXCLUSION IS BEING TREATED. SUCH EXCLUSION SHALL BE CERTIFIED IN PUBLIC DEED AND RECORDED IN THE COMPANY BOOK. AGAINST SUCH RESOLUTION, THE EXCLUDED MEMBER MAY FILE AN OBJECTION WITH THE COURT THROUGH A SUMMARY PROCEEDING WITHIN 15 DAYS AFTER THE NOTICE OF THE EXCLUSION.

IN CASE THE COMPANY HAS ONLY TWO MEMBERS, THE EXCLUSION OF ONE MEMBER SHALL ONLY BE DECIDED BY A JUDGE BY VIRTUE OF CLAIM FILED IN A SUMMARY PROCEEDING. UPON DECISION JUSTIFYING THE EXCLUSION OF THE MEMBER AND UPON FAILURE TO REORGANIZE THE MULTIPLE MEMBER REQUIREMENT WITHIN A PERIOD OF 6 (SIX) MONTHS, THE COMPANY SHALL BE DISSOLVED BY OPERATION OF THE LAW.

MEMBERS MAY WITHDRAW FROM THE COMPANY IN THE MANNER SET FORTH BY THE APLICABLE LAW AND THIS BYLAWS.

ARTICLE NINE

WINDING UP, LIQUIDATION AND TERMINATION

SECTION 40: THE COMPANY SHALL BE WOUND UP AND LIQUIDATED IN THE CASES AND IN THE MANNER PROVIDED FOR BY THE APPLICABLE LAW IF THE MEMBERS AT AN ANNUAL GENERAL MEETING CALLED FOR SUCH PURPOSE APPROVED SUCH RESOLUTION. THE LIQUIDATED COMPANY SHALL CONTINUE WITH ITS STATUS OF LEGAL ENTITY DURING THE WINDING-UP PROCEDURE AND UP TO ITS TERMINATION BE RECORDED BEFORE THE REGISTRY. AT THE RESOLUTION ADOPTING THE COMPANY WINDING-UP, THE MEMBERS AT THE ANNUAL GENERAL MEETING SHALL APPOINT

ARTICLE 10

GENERAL PROVISIONS

SECTION 41: IN ALL MATTERS THAT HAVE NOT BEEN PROVIDED FOR IN THIS BYLAWS, THE COMPANY SHALL BE GOVERNED BY THE PROVISIONS SET FORTH IN THE GENERAL COMPANIES LAW.

SECTION 42: SHOULD ANY CONTROVERSY ARISE BETWEEN THE MEMBERS OR ANY OF THEM AND THE COMPANY, SUCH CONTROVERSY SHALL BE SUBMITTED TO ARBITRATION EX AEQUO ET BONO. THE PARTIES SHALL APPOINT AN ARBITRATOR, WHO IN TURN SHALL APPOINT THE CHAIRMAN OF THE ARBITRATION COURT AND SHALL DETERMINE THE ARBITRARY PROCESS.

TO BE ADDED BY THE NOTARY PUBLIC, WHAT IS UNDER THE LAW, AND RECORD THE PROOF OF DEPOSIT OF THE CAPITAL PAID IN TO A BANK INSTITUTION ON BEHALF OF THE COMPANY. PROCESS THE PARTIES TO THE COMPANIES CONTROLLING AUTHORITY IN LIMA IN ORDER TO BE REGISTERED.

LIMA, AUGUST 29TH 2005

SIGNED: GUILLERMO HESSE MARTINEZ.- JOSE ANTONIO JARAMILLO FINN.

THIS MINUTES HAVING BEEN AUTHORIZED BY ATTORNEY-AT-LAW GIANCARLO MANDRIOTTI FLORES. ATTORNEY – WITH THE LICENCE OF THE ASSOCIATION OF ATTORNEYS IN THE CITY OF LIMA, NO. 30421.

CONCLUSION: THIS DOCUMENT HAVING BEEN EXECUTED, THE PARTIES HAVE READ THE DOCUMENT IN WHOLE, THEY DECLARE AND RATIFY THE CONTENT OF THE DOCUMENT WITHOUT ANY AMENDMENT.

THIS PUBLIC DEED STARTS ON PAGE BEARING NUMBER I77S020 AND FINISHES ON PAGE BEARING NUMBER 1778046, WHICH I ATTEST. – IT IS HEREBY CERTIFIED THAT THE DATE OF EXECUTION OF THE APPEARING PARTIES IS STATED BELOW THEIR NAMES, BEING THE LAST DAY THE DATE OF CONCLUSION OF THE PROCEEDING. SIGNED: GUILLERMO HESSE MARTINEZ.- THERE FOLLOWS ALL TEN FINGERPRINTS. SIGNED ON THIS DAY OF SEPTEMBER 14TH, 2005. JOSE ANTONIO JARAMILLO FINN.- THERE FOLLOWS ALL TEN FINGERPRINTS. SIGNED ON THIS DAY OF SEPTEMBER 14TH, 2005. SIGNED: JAIME ALEJANDRO MURGU1A CAVERO, NOTARY PUBLIC OF THIS CITY. SIGNED ON THIS DAY OF SEPTEMBER 14TH, 2005.

I AGREE

THE ORIGINAL DOCUMENT FOR YOUR REFERENCE. I ISSUE THIS FIRST TRANSCRIPT OF DOCUMENT IN ACCORDANCE WITH LAW 26.002

LIMA, SEPTEMBER 15TH, 2.005.

SUNARP
SUPERINTENDENCIA NACIONAL DE LOS REGISTROS PUBLICOS

REGISTRY OF LIMITED LIABILITY COMPANIES TELECOM

INFRASTRUCTURE HARDWARE S.R.Lre

REGISTRY OF LEGAL ENTITIES

CATEGORY: CAPITAL INCREASE AND AMMENDMENT OF BYLAWS

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JAIME JAVIER VASQUEZ VILLAR
Registrador Público
Zona Registral N° IX - Sede Lima

Copia Certificada
Sin Inscripciones al Dorso
hay Títulos Suspendidos y/o Pendientes
A Horas : 8:00 AM

ATTENTION N° 00470342 Receipt N° 2009-94-00004109 VERBATIM COPY Record N° 11812271

SUNARP SUPGRINTENDEWaA NACIONrtL DE LOS REG15TJTO5 FU01JCOS

REGISTRATION DISTRICT N° K. LIMA BRANCH

REGISTRATION OFFICE LIMA

Record No.: 11812271

REGISTRY OF LIMITED LIABILITY COMPANIES TELECOM

INFRASTRUCTURE HARDWARE S.R.Lre

REGISTRY OF LEGAL ENTITIES

CATEGORY: CAPITAL INCREASE AND AMMENDMENT OF BYLAWS

B00001

Alejandro ]Vlurguia|^ se acordo cambiar fei^ Articulo Primero.-^ff”* UCTURE HARDi

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Page Number I

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